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                                                                  Exhibit (d)(2)

                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                            dated February 12, 2004

Name of Fund                              Compensation
--------------------------------------    --------------------------------------

The Treasury Only Money                   Annual rate of eight one-hundredths of
Market Fund                               one percent (.08%) of The Treasury
                                          Only Money Market Fund's average daily
                                          net assets.

The Government Money Market               Annual rate of eight one-hundredths of
Fund                                      one percent (.08%) of The Government
                                          Money Market Fund's average daily net
                                          assets.

The Institutional Prime Money             Annual rate of ten one-hundredths of
Market Fund                               one percent (.10%) of The
                                          Institutional Prime Money Market
                                          Fund's average daily net assets.

The Institutional Tax-Free Money          Annual rate of ten one-hundredths of
Market Fund                               one percent (.10%) of The
                                          Institutional Tax-Free Money Market
                                          Fund's average daily net assets.

The Institutional Prime Plus Money        Annual rate of ten one-hundredths of
Market Fund                               one percent (.10%) of The
                                          Institutional Prime Plus Money Market
                                          Fund's average daily net assets.

The U.S. Treasury Securities              Annual rate of thirty-five
Money Market Fund                         one-hundredths of one percent (.35%)
                                          of The U.S. Treasury Securities Money
                                          Market Fund's average daily net
                                          assets.

The U.S. Government Securities            Annual rate of thirty-five
Money Market Fund                         one-hundredths of one percent (.35%)
                                          of The U.S. Government Securities
                                          Money Market Fund's average daily net
                                          assets.

The Prime Money Market Fund               Annual rate of thirty-five
                                          one-hundredths of one percent (.35%)
                                          of The Prime Money Market Fund's
                                          average daily net assets.

The Municipal Money Market                Annual rate of thirty-five
                                          one-hundredths

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Fund                                      of one percent (.35%) of The Municipal
                                          Money Market Fund's average daily net
                                          assets.

The Ohio Municipal Money                  Annual rate of thirty one-hundredths
Market Fund                               of one percent (.30%) of The Ohio
                                          Municipal Money Market Fund's average
                                          daily net assets.

The Michigan Municipal Money              Annual rate of thirty five
Market Fund                               one-hundredths of one percent (.35%)
                                          of The Michigan Municipal Money Market
                                          Fund's average daily net assets.

The Balanced Fund                         Annual rate of sixty-five
                                          one-hundredths of one percent (.65%)
                                          of The Balanced Fund's average daily
                                          net assets.

The Equity Income Fund                    Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The
                                          Equity Income Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Equity Income Fund's
                                          average daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The Equity
                                          Income Fund's average daily net
                                          assets, and sixty one-hundredths of
                                          one percent (.60%) on The Equity
                                          Income Fund's average daily net assets
                                          in excess of $5.5 billion.

The Mid Cap Value Fund                    Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Mid
                                          Cap Value Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Mid Cap Value Fund's
                                          average daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The Mid
                                          Cap Value Fund's average daily net
                                          assets, and sixty one-hundredths of
                                          one percent (.60%) on The Mid Cap
                                          Value Fund's average daily net assets
                                          in excess of $5.5 billion.

The Mid Cap Growth Fund                   Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Mid
                                          Cap Growth Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Mid Cap



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                                          Growth Fund's average daily net
                                          assets, sixty-five one-hundredths of
                                          one percent (.65%) on the next $3.5
                                          billion of The Mid Cap Growth Fund's
                                          average daily net assets and sixty
                                          one-hundredths of one percent (.60%)
                                          on The Mid Cap Growth Fund's average
                                          daily net assets in excess of $5.5
                                          billion.

The International Equity Index Fund       Annual rate of fifty-five
                                          one-hundredths of one percent (.55%)
                                          of The International Equity Index
                                          Fund's average daily net assets.

The Equity Index Fund                     Annual rate of thirty one-hundredths
                                          of one percent (.30%) of The Equity
                                          Index Fund's average daily net assets.

The Large Cap Value Fund                  Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Large
                                          Cap Value Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Large Cap Values Fund's
                                          average daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The Large
                                          Cap Value Fund's average daily net
                                          assets, and sixty one-hundredths of
                                          one percent (.60%) on The Large Cap
                                          Value Fund's average daily net assets
                                          in excess of $5.5 billion.

The Diversified Equity Fund               Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The
                                          Diversified Equity Fund's average
                                          daily net assets, seventy
                                          one-hundredths of one percent (.70%)
                                          on the next $500 million of The
                                          Diversified Equity Fund's average
                                          daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The
                                          Diversified Equity Fund's average
                                          daily net assets, and sixty
                                          one-hundredths of one percent (.60%)
                                          on The Diversified Equity Fund's
                                          average daily net assets in excess of
                                          $5.5 billion.

The Small Cap Growth Fund                 Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Small
                                          Cap Growth Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent




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                                          (.70%) on the next $500 million of The
                                          Small Cap Growth Fund's average daily
                                          net assets, sixty-five one-hundredths
                                          of one percent (.65%) on the next $3.5
                                          billion of The Small Cap Growth Fund's
                                          average daily net assets, and sixty
                                          one-hundredths of one percent (.60%)
                                          of The Small Cap Growth Fund's average
                                          daily net assets in excess of $5.5
                                          billion.

The Large Cap Growth Fund                 Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Large
                                          Cap Growth Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Large Cap Growth Fund's
                                          average daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The Large
                                          Cap Growth Fund's average daily net
                                          assets, and sixty one-hundredths of
                                          one percent (.60%) of The Large Cap
                                          Growth Fund's average daily net assets
                                          in excess of $5.5 billion.

The Diversified Mid Cap Fund              Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The
                                          Diversified Mid Cap Fund's average
                                          daily net assets, seventy
                                          one-hundredths of one percent (.70%)
                                          on the next $500 million of The
                                          Diversified Mid Cap Fund's average
                                          daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The
                                          Diversified Mid Cap Fund's average
                                          daily net assets, and sixty
                                          one-hundredths of one percent (.60%)
                                          of The Diversified Mid Cap Fund's
                                          average daily net assets in excess of
                                          $5.5 billion.

The Small Cap Value Fund                  Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The Small
                                          Cap Value Fund's average daily net
                                          assets, seventy one-hundredths of one
                                          percent (.70%) on the next $500
                                          million of The Small Cap Value Fund's
                                          average daily net assets, sixty- five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The Small
                                          Cap Value Fund's average daily net
                                          assets, and sixty one-hundredths of
                                          one percent (.60%) of The Small Cap
                                          Value Fund's average daily net assets
                                          in excess of $5.5 billion.

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The Strategic Small Cap Value Fund        Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          on the first $1.5 billion of The
                                          Strategic Small Cap Value Fund's
                                          average daily net assets, seventy
                                          one-hundredths of one percent (.70%)
                                          on the next $500 million of The
                                          Strategic Small Cap Value Fund's
                                          average daily net assets, sixty-five
                                          one-hundredths of one percent (.65%)
                                          on the next $3.5 billion of The
                                          Strategic Small Cap Value Fund's
                                          average daily net assets, and sixty
                                          one-hundredths of one percent (.60%)
                                          of The Strategic Small Cap Value
                                          Fund's average daily net assets in
                                          excess of $5.5 billion.

The Diversified International Fund        Annual rate of eighty one-hundredths
                                          of one percent (.80%) of The
                                          Diversified International Fund's
                                          average daily net assets.

The Market Expansion Index Fund           Annual rate of thirty five
                                          one-hundredths of one percent (.35%)
                                          of The Market Expansion Index Fund's
                                          average daily net assets.

The Technology Fund Fund                  Annual rate of one percent (1.00%) of
                                          The Technology Fund's average daily
                                          net assets.

The Health Sciences Fund                  Annual rate of eighty-five
                                          one-hundredths of one percent (.85%)
                                          of The Health Sciences Fund's average
                                          daily net assets.

The Market Neutral Fund                   Annual rate of one and twenty-five
                                          one-hundredths of one percent (1.25%)
                                          of The Market Neutral Fund's average
                                          daily net assets.

The Real Estate Fund                      Annual rate of seventy-four
                                          one-hundredths of one percent (.74%)
                                          of The Real Estate Fund's average
                                          daily net assets.

The Income Bond Fund                      Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Income Bond
                                          Fund's average daily net assets.

The Short-Term Bond Fund                  Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Short-Term
                                          Bond Fund's average daily net assets.

The Government Bond Fund                  Annual rate of forty-five
                                          one-hundredths

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                                          of one percent (.45%) of The
                                          Government Bond Fund's average daily
                                          net assets.

The Ultra Short-Term Bond Fund            Annual rate of fifty-five
                                          one-hundredths of one percent (.55%)
                                          of The Ultra Short-Term Bond Fund's
                                          average daily net assets.

The Treasury & Agency Fund                Annual rate of forty one-hundredths of
                                          one percent (.40%) of The Treasury &
                                          Agency Fund's average daily net
                                          assets.

The High Yield Bond Fund                  Annual rate of seventy-five
                                          one-hundredths of one percent (.75%)
                                          of The High Yield Bond Fund's average
                                          daily net assets.

The Intermediate Bond Fund                Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Intermediate
                                          Bond Fund's average daily net assets.

The Bond Fund                             Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Bond Fund's
                                          average daily net assets.

The Mortgage-Backed Securities Fund       Annual rate of thirty-five
                                          one-hundredths of one percent (.35%)
                                          of The Mortgage-Backed Securities
                                          Fund's average daily net assets.

The Intermediate Tax-Free Bond Fund       Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Intermediate
                                          Tax-Free Bond Fund's average daily net
                                          assets.

The Ohio Municipal Bond Fund              Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Ohio
                                          Municipal Bond Fund's average daily
                                          net assets.

The Municipal Income Fund                 Annual rate of forty-five
                                          one-hundredths of one percent (.45%)
                                          of The Municipal Income Fund's
                                          average daily net assets.

The West Virginia Municipal               Annual rate of forty-five
Bond Fund                                 one-hundredths of one percent (.45%)
                                          of The West Virginia Municipal Bond
                                          Fund's average daily net assets.

The Kentucky Municipal Bond Fund          Annual rate of forty-five
                                          one-hundredths of one percent (.45%)
                                          of The Kentucky Municipal Bond Fund's
                                          average daily net assets.

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The Louisiana Municipal Bond Fund         Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Louisiana
                                          Municipal Bond Fund's average daily
                                          net assets.

The Arizona Municipal Bond Fund           Annual rate of forty-five
                                          one-hundredths of one percent (.45%)
                                          of The Arizona Municipal Bond Fund's
                                          average daily net assets.

The Tax Free Bond Fund                    Annual rate of forty-five
                                          one-hundredths of one percent (.45%)
                                          of The Tax-Free Bond Fund's average
                                          daily net assets.

The Michigan Municipal Bond Fund          Annual rate of forty-five
                                          one-hundredths of one percent (.45%)
                                          of The Michigan Municipal Bond Fund's
                                          average daily net assets.

The Short-Term Municipal Bond Fund        Annual rate of sixty one-hundredths of
                                          one percent (.60%) of The Short-Term
                                          Municipal Bond Fund's average daily
                                          net assets.

Investor Conservative Growth Fund         Annual rate of five one-hundredths of
                                          one percent (.05%) of The Investor
                                          Conservative Growth Fund's average
                                          daily net assets.

Investor Growth & Income Fund             Annual rate of five one-hundredths of
                                          one percent (.05%) of The Investor
                                          Growth & Income Fund's average daily
                                          net assets.

Investor Growth Fund                      Annual rate of five one-hundredths of
                                          one percent (.05%) of The Investor
                                          Growth Fund's average daily net
                                          assets.

Investor Balanced Fund                    Annual rate of five one-hundredths of
                                          one percent (.05%) of The Investor
                                          Balanced Fund's average daily net
                                          assets.

BANC ONE INVESTMENT ADVISORS              ONE GROUP MUTUAL FUNDS
CORPORATION


By:  /s/ David J. Kundert                 By:  /s/ Scott E. Richter
   -----------------------------------       -----------------------------------

Dated: March 30, 2004                     Dated: April 2, 2004

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